Exhibit 10.3

SECOND AMENDED AND RESTATED

PATENT AND TRADEMARK SECURITY AGREEMENT

SECOND AMENDED AND RESTATED PATENT AND TRADEMARK SECURITY AGREEMENT (this “Agreement”) dated as of March 25, 2014 among GAMESTOP CORP., a corporation organized under the laws of the State of Delaware having a place of business at 625 Westport Parkway, Grapevine, Texas 76051, as Lead Borrower; the Subsidiary Borrowers party hereto (together with the Lead Borrower, individually, a “Grantor” and collectively, the “Grantors”); and BANK OF AMERICA, N.A., a national banking association, as administrative agent and collateral agent (in such capacities, the “Agent”) for the Credit Parties, in consideration of the mutual covenants contained herein and benefits to be derived herefrom.

WITNESSETH:

WHEREAS, the Lead Borrower and certain of the Grantors, among others, have entered into (i) that certain Amended and Restated Credit Agreement, dated as of January 4, 2011 (as amended and in effect on and prior to the date hereof, the “Existing Credit Agreement”) by, among others, the Lead Borrower, the other Borrowers party thereto, the “Lenders” as defined therein, Bank of America, N.A. as “Administrative Agent” and “Collateral Agent”, Wells Fargo Capital Finance, LLC, as “Syndication Agent”, and U.S. Bank National Association and Regions Bank, as “Co-Documentation Agents”, (ii) that certain Amended and Restated Security Agreement, dated as of January 4, 2011 (as amended and in effect on and prior to the date hereof, the “Existing Security Agreement”) by and among such Grantors and Bank of America, N.A., as “Collateral Agent”, and (iii) that certain Amended and Restated Patent and Trademark Security Agreement, dated as of January 4, 2011 (as amended and in effect on and prior to the date hereof, the “Existing IP Security Agreement”) by and among such Grantors and Bank of America, N.A., as “Collateral Agent”, pursuant to which such Grantors have granted a security interest to the Agent in the IP Collateral (as defined in the Existing IP Security Agreement) to secure the Secured Obligations (as defined in the Existing Security Agreement); and

WHEREAS, contemporaneously herewith, the Grantors and the Agent, among others, are amending and restating the Existing Credit Agreement in its entirety pursuant to that certain Second Amended and Restated Credit Agreement dated as of even date herewith (as such may be amended, modified, supplemented or restated hereafter, the “Credit Agreement”) by and between, among others, (i) the Grantors, as Borrowers, (ii) the Lenders named therein, (iii) the Agent, and (iv) Bank of America, N.A., as Issuing Bank; and

WHEREAS, contemporaneously herewith, the Grantors and the Agent are amending and restating the Existing Security Agreement in its entirety pursuant to that certain Second Amended and Restated Security Agreement dated as of even date herewith (as such may be amended, modified, supplemented or restated hereafter, the “Security Agreement”) by and among the Grantors and the Agent; and

WHEREAS, the obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit under the Credit Agreement are each conditioned upon, among other things, the execution and delivery by the Grantors of an agreement in the form hereof to secure the Secured Obligations (as defined in the Security Agreement).

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby agree that the Existing IP Security Agreement shall be amended and restated in its entirety to read as follows (it being agreed that this Agreement shall not be deemed to evidence or result in a novation under the Existing IP Security Agreement):

SECTION 1

Definitions

1.1 Generally. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement or the Security Agreement, as applicable, and all references to the UCC shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that if a term is defined in Article 9 of the UCC differently than in another Article thereof, the term shall have the meaning set forth in Article 9, and provided further that if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of the security interest in any IP Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be.

1.2 Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

(a) “Intellectual Property” shall have the meaning assigned to such term in Section 3 hereof.

(b) “IP Collateral” shall have the meaning assigned to such term in Section 2 hereof.

(c) “Licenses” shall mean, collectively, the Patent Licenses and Trademark Licenses.

(d) “Patents” shall mean all letters patent and applications for letters patent of each Grantor, and the inventions and improvements therein disclosed, and any and all divisions, reissues and continuations of said letters patent including, without limitation the patents listed on EXHIBIT A annexed hereto and made a part hereof.

(e) “Patent Licenses” shall mean all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, the agreements listed on EXHIBIT A annexed hereto and made a part hereof.

(f) “PTO” shall mean the United States Patent and Trademark Office or any other federal governmental agency which may hereafter perform its functions.

(g) “Trademarks” shall mean all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, trade styles, service marks, designs, logos and other source or business identifiers of each Grantor, whether registered or unregistered, including, without limitation, the trademarks listed on EXHIBIT B annexed hereto and made a part hereof, together with all registrations and recordings thereof, all applications in connection therewith, and any goodwill of the business connected with, and symbolized by, any of the foregoing.

(h) “Trademark Licenses” shall mean all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, the agreements listed on EXHIBIT B annexed hereto and made a part hereof.

1.3 Rules of Interpretation. The rules of interpretation specified in Sections 1.2 through 1.6 of the Credit Agreement shall be applicable to this Agreement.

SECTION 2

Security Interest

In furtherance and as confirmation of the Security Interest granted by the Grantors to the Agent (for the ratable benefit of the Credit Parties) under the Security Agreement, and as further security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby ratifies such Security Interest and grants to the Agent (for the ratable benefit of the Credit Parties) a continuing security interest, with a power of sale (which power of sale shall be exercisable only following the occurrence of an Event of Default), in all of the present and future right, title and interest of the Grantors in and to the following property, and each item thereof, whether now owned or existing or hereafter acquired or arising, together with all products, proceeds, substitutions, and accessions of or to any of the following property (collectively, the “IP Collateral”):

(a) All Patents and Patent Licenses.

(b) All Trademarks and Trademark Licenses.

(c) All renewals of any of the foregoing.

(d) All General Intangibles connected with the use of, or related to, any and all Intellectual Property (including, without limitation, all goodwill of the Grantors and their business, products and services appurtenant to, associated with, or symbolized by, any and all Intellectual Property and the use thereof).

(e) All income, royalties, damages and payments now and hereafter due and/or payable under and with respect to any of the foregoing, including, without limitation, payments under all Licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof.

(f) The right to sue for past, present and future infringements and dilutions of any of the foregoing.

(g) All of the Grantors’ rights corresponding to any of the foregoing throughout the world.

SECTION 3

Protection of Intellectual Property By Grantors

Except as set forth below in this Section 3, the Grantors shall undertake the following with respect to each of the items respectively described in Sections 2(a), (b), (c), and (d) (collectively, the “Intellectual Property”):

3.1 Pay all renewal fees and other fees and costs associated with maintaining the Intellectual Property and with the processing of the Intellectual Property and take all other reasonable and necessary steps to maintain each registration of the Intellectual Property.

3.2 Take all actions reasonably necessary to prevent any of the Intellectual Property from becoming forfeited, abandoned, dedicated to the public, invalidated or impaired in any way.

3.3 At the Grantors’ sole cost, expense, and risk, pursue the prompt, diligent processing of each application for registration which is the subject of the security interest created herein and not abandon or delay any such efforts.

3.4 At the Grantors’ sole cost, expense, and risk, take any and all action which the Grantors reasonably deem appropriate under the circumstances to protect the Intellectual Property from infringement, misappropriation or dilution, including, without limitation, the prosecution and defense of infringement actions.

Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, and no Material Adverse Effect would result therefrom, no Grantor shall have an obligation to use or to maintain any Intellectual Property (i) that relates solely to any product that has been discontinued, abandoned or terminated, and (ii) that has been replaced with Intellectual Property substantially similar to the Intellectual Property that may be abandoned or otherwise become invalid, so long as the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such replacement Intellectual Property is subject to the lien created by this Agreement.

SECTION 4

Grantors’ Representations and Warranties

The Grantors represent and warrant that:

4.1 EXHIBIT A is a true, correct and complete list of all Patents and Patent Licenses owned by the Grantors as of the date hereof.

4.2 EXHIBIT B is a true, correct and complete list of all Trademarks and Trademark Licenses owned by the Grantors as of the date hereof.

4.3 Except as set forth in EXHIBITS A and B, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which any Grantor is the licensor or franchisor.

4.4 All IP Collateral is, and shall remain, free and clear of all Liens, encumbrances, or security interests in favor of any Person, other than Permitted Encumbrances and Liens in favor of the Agent.

4.5 Each Grantor owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted. No material claim has been asserted and is pending by any Person challenging or questioning the use by any Grantor of any of the Intellectual Property owned by any Grantor or the validity or effectiveness of any of the Intellectual Property owned by any Grantor, nor does any Grantor know of any valid basis for any such claim, except as otherwise set forth in the Credit Agreement. To the knowledge of the Grantors, the use by the Grantors of the Intellectual Property does not infringe the rights of any Person in any material respect. No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or any Grantor’s rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect on the business or the property of any Grantor.

4.6 The Grantors shall give the Agent written notice (with reasonable detail) within ten (10) days following the occurrence of any of the following:

(a) The Grantors’ obtaining rights to, and filing applications for registration of, any new Intellectual Property, or otherwise acquiring ownership of any newly registered Intellectual Property (other than the Grantors’ right to sell products containing the trademarks of others in the ordinary course of the Grantors’ business).

(b) The Grantors’ becoming entitled to the benefit of any registered Intellectual Property whether as licensee or licensor (other than the Grantors’ right to sell products containing the trademarks of others in the ordinary course of the Grantors’ business).

(c) The Grantors’ entering into any new Licenses.

(d) The Grantors’ knowing or having reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the PTO or any court or tribunal) regarding the Grantors’ ownership of, or the validity of, any material Intellectual Property or the Grantors’ right to register the same or to own and maintain the same.

SECTION 5

Agreement Applies to Future Intellectual Property

5.1 The provisions of this Agreement shall automatically apply to any such additional property or rights described in subsections (a), (b) and (c) of Section 4.6, above, all of which shall be deemed to be and treated as “Intellectual Property” within the meaning of this Agreement.

5.2 Upon the reasonable request of the Agent, the Grantors shall execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Agent may request to evidence the Agent’s security interest in any Patent or Trademark and the goodwill and General Intangibles of the Grantors relating thereto or represented thereby (including, without limitation, filings with the PTO or any similar office), and the Grantors hereby constitute the Agent as their attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; provided, however, the Agent’s taking of such action shall not be a condition to the creation or perfection of the security interest created hereby.

SECTION 6

Grantors’ Rights To Enforce Intellectual Property

Prior to the Agent’s giving of notice to the Grantors (i) following the occurrence of an Event of Default or (ii) pursuant to Section 6.1 below, the Grantors shall have the exclusive right to sue for past, present and future infringement of the Intellectual Property including the right to seek injunctions and/or money damages, in an effort by the Grantors to protect the Intellectual Property against encroachment by third parties, provided, however:

6.1 The Grantors first provide the Agent with written notice of the Grantors’ intention to so sue for enforcement of any Intellectual Property. If, in the reasonable opinion of the Agent, the Grantors have failed to take appropriate action within sixty (60) days after such notice is given to Agent, upon notice to the Grantors, the Agent may (but shall not be required to) itself take such action in the name of the Grantors, with any damages recovered in such action, net of costs and attorneys’ fees reasonably incurred, to be applied as provided in Section 7.3 of the Credit Agreement.

6.2 Any money damages awarded or received by the Grantors on account of such suit (or the threat of such suit) shall constitute IP Collateral.

6.3 Following the occurrence of any Event of Default, the Agent, by notice to the Grantors may terminate or limit the Grantors’ rights under this Section 6.

SECTION 7

Agent’s Actions To Protect Intellectual Property

In the event of:

(a) the Grantors’ failure, within five (5) days of written notice from the Agent, to cure any failure by the Grantors to observe or perform any of the Grantors’ covenants, agreements or other obligations hereunder; and/or

(b) the occurrence and continuance of any other Event of Default,

the Agent, acting in its own name or in that of the Grantors, may (but shall not be required to) act in the Grantors’ place and stead and/or in the Agent’s own right in connection therewith.

SECTION 8

Rights Upon Default

Upon the occurrence of any Event of Default, the Agent may exercise all rights and remedies of a secured party under the UCC and other Applicable Law, with respect to the Intellectual Property, in addition to which the Agent may sell, license, assign, transfer, or otherwise dispose of the Intellectual Property. Any person may conclusively rely upon an affidavit of an officer of the Agent that an Event of Default has occurred and that the Agent is authorized to exercise such rights and remedies.

SECTION 9

Agent as Attorney In Fact

9.1 The Grantors hereby irrevocably constitute and designate the Agent as and for the Grantors’ attorney in fact, effective following the occurrence and during the continuance of an Event of Default:

(a) To supplement and amend from time to time Exhibits A and B of this Agreement to include any new or additional Intellectual Property of the Grantors.

(b) To exercise any of the rights and powers referenced herein.

(c) To execute all such instruments, documents, and papers as the Agent determines to be appropriate in connection with the exercise of such rights and remedies and to cause the sale, license, assignment, transfer, or other disposition of the Intellectual Property.

9.2 The foregoing grant of a power of attorney, being coupled with an interest, shall be irrevocable until this Agreement is terminated by a duly authorized officer of the Agent.

9.3 The Agent shall not be obligated to do any of the acts or to exercise any of the powers authorized by Section 9.1, but if the Agent elects to do any such act or to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to any Grantor for any act or omission to act except for any act or omission to act as to which there is a final determination made in a judicial proceeding (in which proceeding the Agent has had an opportunity to be heard) by a court of competent jurisdiction which determination includes a specific finding that the subject act or omission to act had been grossly negligent or in actual bad faith.

SECTION 10

Agent’s Rights

Any use by the Agent of the Intellectual Property, as authorized hereunder in connection with the exercise of the Agent’s rights and remedies under this Agreement, under the Security Agreement or under the Credit Agreement shall be coextensive with the Grantors’ rights thereunder and with respect thereto and without any liability for royalties or other related charges.

SECTION 11

Intent

This Agreement is being executed and delivered by the Grantors for the purpose of registering and confirming the grant of the security interest of the Agent in the IP Collateral with the PTO. It is intended that the security interest granted pursuant to this Agreement is granted as a supplement to, and not in limitation of, the Security Interest granted to the Agent, for the ratable benefit of the Credit Parties, under the Security Agreement. All provisions of the Security Agreement shall apply to the IP Collateral. The Agent shall have the same rights, remedies, powers, privileges and discretions with respect to the security interests created in the IP Collateral as in all other Collateral. In the event of a conflict between this Agreement and the Security Agreement, the terms of this Agreement shall control with respect to the IP Collateral and the Security Agreement with respect to all other Collateral.

SECTION 12

Governing Law

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 13

Counterparts

This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, pdf or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement under seal as of the day and year first above written.

GRANTORS:	GAMESTOP CORP.
GAMESTOP, INC.
SUNRISE PUBLICATIONS, INC.
ELBO INC.
EB INTERNATIONAL HOLDINGS, INC.
KONGREGATE INC.
SPAWN LABS, INC.,
as Grantors

	By:	/s/ Robert Lloyd
	Name:	Robert Lloyd
	Title:	Executive Vice President and Chief Financial Officer

GAMESTOP TEXAS LTD.
SIMPLY MAC, INC.
SPRING COMMUNICATIONS
HOLDING, INC.
GS MOBILE, INC.,
as Grantors

	By:	/s/ Robert Lloyd
	Name:	Robert Lloyd
	Title:	Chief Financial Officer

MARKETING CONTROL SERVICES, INC., as a Grantor

	By:	/s/ Scott Shaver
	Name:	Scott Shaver
	Title:	Secretary

SOCOM LLC, as a Grantor

	By:	/s/ Marc Summey
	Name:	Marc Summey
	Title:	Manager

Signature Page to Second Amended and Restated Patent and Trademark Security Agreement

AGENT:	BANK OF AMERICA, N.A.

	By:	/s/ Andrew Cerussi
	Name:	Andrew Cerussi
	Title:	Director

Signature Page to Second Amended and Restated Patent and Trademark Security Agreement

EXHIBIT A

List of Patents and Patent Licenses

Patents and Patent Applications

Entity	Description	Application Number(s) and Date(s)	Issue Number(s), if applicable
GameStop Texas, Ltd.	Semiconductor package repair process.	61,445,330 filed February 22, 2011; and 13/402,746 filed February 22, 2012	8,673,655
ELBO Inc., as assigned by Spawn Labs, Inc.	System for remote game access.	60/806,233 filed June 29, 2006; 14,049,986 filed October 9, 2013; and 14,049,934 filed October 9, 2013	7,841,946 on November 30, 2010; and 8,568,238 on October 29, 2013
ELBO Inc., as assigned by GameStop Corp.	Network-enabled game controller.	13/716,019 filed December 14, 2012	n/a

Patent Licenses

NONE

EXHIBIT B

List of Trademarks and Trademark Licenses

Trademark Registrations and Applications

[see attached]

Trademark Licenses

[see attached]

EXHIBIT B

Gamestop, Inc.

Trademark Report By Country Search Criteria		Printed: 3/24/2014
Client	GAMESTP
Status	ACTIVE

Display Options
Goods	All

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
ARGENTINA

GAME-86/AR	GAMESTOP						PROPOSED

AUSTRALIA

GAME-145/AU	BUYMYTRONICS		2/8/2011	1407490	8/5/2011	1407490	REGISTERED	35

	CLASS	DESCRIPTION
	35	Electronic commerce services, namely, operating on-line marketplaces for trading and selling goods via a global computer network

BRAZIL

GAME-218/BR-5	GAMESTOP in plain block letters		4/22/2008	829699422	7/5/2011	829699422	REGISTERED	035

	CLASS	DESCRIPTION
	035	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award and discount program

GAME-218/BR-6	GAMESTOP in plain block letters		4/22/2008	829699430	1/3/2012	829699430	REGISTERED	041

	CLASS	DESCRIPTION
	041	Information on video games, computer games and electronic games provided in a web site

CANADA

GAME-51	GAMESTOP in plain block letters		10/3/2003	1,192,760	4/27/2007	TMA686751	REGISTERED	35

	CLASS	DESCRIPTION
	35	Retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, DVDs, movies, CDs, books, magazines, strategy guides, computer hardware and accessories, computer console game hardware and accessories, toys, trading cards and action figures; Retail store services in the field of video, computer and electronic games.

GAME-52/CA	GAMESTOP in plain block letters		10/17/2007	1,367,793	9/17/2009	TMA 747,882	REGISTERED	035

	CLASS	DESCRIPTION
	035	Online retail store services provided via a global computer network featuring computer, video and electronic games, DVDs, movies, CDs, books, magazines, strategy guides, computer hardware and accessories, computer console game hardware and accessories, toys, trading cards and action figures.

CHILE

GAME-85/CL	GAMESTOP in plain block letters		10/13/2010	924366	9/5/2011	930.221	REGISTERED	035

	CLASS	DESCRIPTION
	035	Wholesale and retail services through Internet, mail, catalogs, telephone, TV, radio, and others electronic means of all products of classes 1 to 34

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
CHINA

GAME-151/CN	GAME STOP		4/20/2007	6009240	1/14/2010	6009240	REGISTERED

GAME-152/CN	GAME STOP		4/20/2007	6002941	1/14/2010	6002941	REGISTERED

COSTA RICA

GAME-CR137	GAMESTOP (Stylized)		5/5/2009	2009-003404	10/28/2009	197774	REGISTERED	035

	CLASS	DESCRIPTION
	035	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of goods of others through the administration of a customer incentive award and discount program featuring discounts on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures.

GAME-CR138	GAMESTOP (Stylized)		5/5/2009	2009-003405	11/6/2009	196167	REGISTERED	041

	CLASS	DESCRIPTION
	041	Providing a web site containing information and content on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer game hardware, computer game accessories, toys and action figure

GAME-CR135	GAMESTOP in plain block letters		5/5/2009	2009-003402	10/26/2009	195466	REGISTERED	035

	CLASS	DESCRIPTION
	035	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of goods of others through the administration of a customer incentive award and discount program featuring discounts on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures.

GAME-CR136	GAMESTOP in plain block letters		5/5/2009	2009-003403	10/26/2009	195465	REGISTERED	041

	CLASS	DESCRIPTION
	041	Providing a web site containing information and content on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer game hardware, computer game accessories, toys and action figure

GAME-139CR	GAMESTOP POWER TO		5/5/2009	2009-003406	10/28/2009	195760	REGISTERED	035
	THE PLAYERS (Stylized) and Design

	CLASS	DESCRIPTION
	035	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of goods of others through the administration of a customer incentive award and discount program featuring discounts on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures.

GAME-140CR	GAMESTOP POWER TO THE PLAYERS (Stylized) and Design		5/5/2009	2009-003407	11/6/2009	196135	REGISTERED	041

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
	CLASS	DESCRIPTION
	041	Providing a web site containing information and content on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer game hardware, computer game accessories, toys and action figure

EUROPEAN UNION (CTM)

GAME-146/EU	BUYMYTRONICS		12/6/2011	10470201	5/7/2012	10470201	REGISTERED	35

	CLASS	DESCRIPTION
	35	Electronic commerce services, namely, operating on-line marketplaces for trading and selling goods via a global computer network

GAME-93/EU3	GAMESTOP (Stylized) (White & Red)		2/5/2003	003045812	2/5/2003	003045812	REGISTERED	35

	CLASS	DESCRIPTION
	35	Retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award program

GAME-94/EU4	GAMESTOP in plain block letters		1/7/2003	2996452	1/17/2005	2996452	REGISTERED	35

	CLASS	DESCRIPTION
	35	Retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of computer, video and electronic games, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award program.

GAME-56/EU1	GAMESTOP.COM		1/7/2003	2996486	10/29/2004	2996486	REGISTERED	35, 41

	CLASS	DESCRIPTION
	35 41	Retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer; incentive award program. Providing a web site containing information on video games, computer games and electronic games.

T16405EU00	RED SAMURAI (Stylized) and Design		1/6/2014	012478855			PENDING	009

	CLASS	DESCRIPTION
	009	computer, video and electronic game hardware and accessories therefor, namely, computer programs for video and computer games, handheld joy stick units for playing video games headsets, microphones, cables, controllers, remote controls for use with video and computer games, keyboards, protective carrying cases specially adapted for video game consoles for use with an external display screen or monitor; computer game disc carrying cases, controller charging bases, gamepads; computer and video game starter kits comprised of earphones, screen protector, stylus, carrying bag, cleaning cloth and soft card for applying screen a protector, power supplies, steering wheels, motion controller attachments

GAME-149/EU	SECONDSTOP		5/23/2013	011841228	10/17/2013	011841228	REGISTERED	35

	CLASS	DESCRIPTION
	35	Retail and online retail stores featuring used electronics

GERMANY

GAME-164	SOFTSALE				11/1/1994	2905838	REGISTERED

HONG KONG

T04960HK00	GAMESTOP in plain block letters		10/14/2009	301449180	5/24/2010	301449180	REGISTERED	035

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
	CLASS	DESCRIPTION
	035	RETAIL STORE SERVICES AND ONLINE RETAIL STORE SERVICES PROVIDED VIA A GLOBAL COMPUTER NETWORK FEATURING COMPUTER, VIDEO AND ELECTRONIC GAMES, ELECTRONIC BOARD GAMES, HAND-HELD ELECTRONIC ENTERTAINMENT HARDWARE AND SOFTWARE, CDS, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES; PROMOTING THE SALE OF COMPUTER, VIDEO AND ELECTRONIC GAMES, ELECTRONIC BOARD GAMES, HAND-HELD ELECTRONIC ENTERTAINMENT HARDWARE AND SOFTWARE, CDS, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES THROUGH THE ADMINISTRATION OF A CUSTOMER INCENTIVE AWARD PROGRAM.

INDIA

T04960IN00	GAMESTOP in plain block letters		10/13/2009	1873038			PENDING	035

	CLASS	DESCRIPTION
	035

RETAIL STORE SERVICES AND ONLINE RETAIL STORE SERVICES PROVIDED VIA A GLOBAL COMPUTER NETWORK FEATURING COMPUTER, VIDEO AND ELECTRONIC GAMES, ELECTRONIC BOARD GAMES, HAND-HELD ELECTRONIC ENTERTAINMENT HARDWARE AND SOFTWARE, CDS, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES; and

Class 35 - PROMOTING THE SALE OF COMPUTER, VIDEO AND ELECTRONIC GAMES, ELECTRONIC BOARD GAMES, HAND-HELD ELECTRONIC ENTERTAINMENT HARDWARE AND SOFTWARE, CDS, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES THROUGH THE ADMINISTRATION OF A CUSTOMER INCENTIVE AWARD PROGRAM.

ISRAEL

T04960IL00	GAMESTOP in plain block letters		10/15/2009	224489	1/9/2011	224489	REGISTERED	035

	CLASS	DESCRIPTION
	035

RETAIL STORE SERVICES AND ONLINE RETAIL STORE SERVICES PROVIDED VIA A GLOBAL COMPUTER NETWORK FEATURING COMPUTER, VIDEO AND ELECTRONIC GAMES, ELECTRONIC BOARD GAMES, HAND-HELD ELECTRONIC ENTERTAINMENT HARDWARE AND SOFTWARE, CDS, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES; and

Class 35 - PROMOTING THE SALE OF COMPUTER, VIDEO AND ELECTRONIC GAMES, ELECTRONIC BOARD GAMES, HAND-HELD ELECTRONIC ENTERTAINMENT HARDWARE AND SOFTWARE, CDS, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES THROUGH THE ADMINISTRATION OF A CUSTOMER INCENTIVE AWARD PROGRAM.

ITALY

GAME-168	CONSOLLES DEPARTMENT		10/11/1993	MI2013C008654	10/11/1993	1561382	REGISTERED	09, 28

	CLASS	DESCRIPTION
	28 09

games and playthings; gymnastic and sporting articles not included in other classes; ornaments and decorations for Christmas trees scientific, nautical, surveying, photographic, cinematographic, optical, weighing, measuring, signalling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus and instruments for conducting, switching, transforming, accumulating, regulating or controlling electricity; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; compact discs, DVDs and other digital recording media; mechanisms for coin-operated apparatus; cash registers, calculating machines, data processing equipment, computers; fire-extinguishing apparatus – games apparatus adapted for use only with television receivers

MEXICO

GAME-52/MX3	GAMESTOP in plain block letters		10/24/2003	626338	3/23/2005	872600	REGISTERED	35

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
	CLASS	DESCRIPTION
	35	retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, DVDs, movies, CDs, books, magazines, strategy guides, computer hardware and accessories, computer console game hardware and accessories, toys, trading cards and action figures

PHILIPPINES

T04960PH00	GAMESTOP in plain block letters		3/24/2010	4-2010-500413	9/23/2010	4-2010-500413	REGISTERED	035

	CLASS	DESCRIPTION
	035	RETAIL STORE SERVICES AND ONLINE RETAIL STORE SERVICES PROVIDED VIA A GLOBAL COMPUTER NETWORK FEATURING COMPUTER, VIDEO AND ELECTRONIC GAMES, DVDs, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES; PROMOTING THE SALE OF COMPUTER, VIDEO AND ELECTRONIC GAMES, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES THROUGH THE ADMINISTRATION OF A CUSTOMER INCENTIVE AWARD PROGRAM

T04960PH01	GAMESTOP in plain block letters		9/24/2013	4-20130011519			PENDING	035

	CLASS	DESCRIPTION
	035	RETAIL STORE SERVICES AND ONLINE RETAIL STORE SERVICES PROVIDED VIA A GLOBAL COMPUTER NETWORK FEATURING COMPUTER, VIDEO AND ELECTRONIC GAMES, DVDs, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES; PROMOTING THE SALE OF COMPUTER, VIDEO AND ELECTRONIC GAMES, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES THROUGH THE ADMINISTRATION OF A CUSTOMER INCENTIVE AWARD PROGRAM

SINGAPORE

T04960SG00	GAMESTOP in plain block letters		10/16/2009	T09118621	7/8/2010	T09118621	REGISTERED	035

	CLASS	DESCRIPTION
	035	RETAIL STORE SERVICES AND ONLINE RETAIL STORE SERVICES PROVIDED VIA A GLOBAL COMPUTER NETWORK FEATURING COMPUTER, VIDEO AND ELECTRONIC GAMES, ELECTRONIC BOARD GAMES, HAND-HELD ELECTRONIC ENTERTAINMENT HARDWARE AND SOFTWARE, CDS, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES; PROMOTING THE SALE OF COMPUTER, VIDEO AND ELECTRONIC GAMES, ELECTRONIC BOARD GAMES, HAND-HELD ELECTRONIC ENTERTAINMENT HARDWARE AND SOFTWARE, CDS, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES THROUGH THE ORGANIZATION AND MANAGEMENT OF CUSTOMER LOYALTY PROGRAMMES

SOUTH AFRICA

T04960ZA00	GAMESTOP (Stylized) (White & Red in Black outline)		10/13/2009	2009/20257	5/31/2011	2009/20257	REGISTERED	035

	CLASS	DESCRIPTION
	035	ADVERTISING; PROMOTION SERVICES; CUSTOMER LOYALTY AND INCENTIVE REWARDS PROGRAMMES, PROMOTING THE SALE OF COMPUTER, VIDEO, AND ELECTRONIC GAMES, ELECTRONIC BOARD GAMES, HAND-HELD ELECTRONIC ENTERTAINMENT HARDWARE AND SOFTWARE, CDS, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES THROUGH THE ADMINISTRATION OF A CUSTOMER INCENTIVE AWARD PROGRAMME; BUSINESS MANAGEMENT; BUSINESS ADMINISTRATION; OFFICE FUNCTIONS; RETAIL, WHOLESALE, SELLING, DISTRIBUTION, MARKETING, IMPORTAND EXPORT SERVICES, RETAIL STORE SERVICES, ONLINE RETAIL STORE SERVICES PROVIDED VIA A GLOBAL COMPUTER NETWORK, INCLUDING THOSE IN RELATION TO COMPUTER, VIDEO AND ELECTRONIC GAMES, ELECTRONIC BOARD GAMES, HAND-HELD ELECTRONIC ENTERTAINMENT HARDWARE AND SOFTWARE, CDS, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES; SERVICES ANCILLARY AND RELATED TO ALL OF THE AFOREGOING

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
T04960ZA01	GAMESTOP in plain block letters		10/13/2009	2009/20256	5/31/2011	2009/20256	REGISTERED	035

	CLASS	DESCRIPTION
	035	ADVERTISING; PROMOTION SERVICES; CUSTOMER LOYALTY AND INCENTIVE REWARDS PROGRAMMES, PROMOTING THE SALE OF COMPUTER, VIDEO, AND ELECTRONIC GAMES, ELECTRONIC BOARD GAMES, HAND-HELD ELECTRONIC ENTERTAINMENT HARDWARE AND SOFTWARE, CDS, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES THROUGH THE ADMINISTRATION OF A CUSTOMER INCENTIVE AWARD PROGRAMME; BUSINESS MANAGEMENT; BUSINESS ADMINISTRATION; OFFICE FUNCTIONS; RETAIL, WHOLESALE, SELLING, DISTRIBUTION, MARKETING, IMPORT AND EXPORT SERVICES, RETAIL STORE SERVICES, ONLINE RETAIL STORE SERVICES PROVIDED VIA A GLOBAL COMPUTER NETWORK, INCLUDING THOSE IN RELATION TO COMPUTER, VIDEO AND ELECTRONIC GAMES, ELECTRONIC BOARD GAMES, HAND-HELD ELECTRONIC ENTERTAINMENT HARDWARE AND SOFTWARE, CDS, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES; SERVICES ANCILLARY AND RELATED TO ALL OF THE AFOREGOING

SOUTH KOREA

T04960KR00	GAMESTOP in plain block letters		11/19/2009	41-2009-28258	10/12/2012	41-242088	REGISTERED	035

	CLASS	DESCRIPTION
	035	Retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, electronic board games, hand-held electronic entertainment hardware and software, CDs, DVDs, CDs and DVDs containing movies, books, magazines, strategy guide books, computer hardware, computer accessories, toys and action figures; sales promotion agency services of computer, video and electronic games, electronic board games, hand-held electronic entertainment hardware and software, CDs, DVDs, CDs and DVDs containing movies, books, magazines, strategy guide books, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award program.

TAIWAN

T04960TW00	GAMESTOP in plain block letters		11/27/2009	098053259	10/16/2010	1435398	REGISTERED	035

	CLASS	DESCRIPTION
	035

RETAIL STORE SERVICES AND ONLINE RETAIL STORE SERVICES PROVIDED VIA A GLOBAL COMPUTER NETWORK FEATURING COMPUTER, VIDEO AND ELECTRONIC GAMES, ELECTRONIC BOARD GAMES, HAND-HELD ELECTRONIC ENTERTAINMENT HARDWARE AND SOFTWARE, CDS, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES; and

Class 35 - PROMOTING THE SALE OF COMPUTER, VIDEO AND ELECTRONIC GAMES, ELECTRONIC BOARD GAMES, HAND-HELD ELECTRONIC ENTERTAINMENT HARDWARE AND SOFTWARE, CDS, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES THROUGH THE ADMINISTRATION OF A CUSTOMER INCENTIVE AWARD PROGRAM.

THAILAND

T08439TH00	GAMESTOP in plain block letters		10/28/2009	748018	12/16/2011	SM51863	REGISTERED	035

	CLASS	DESCRIPTION
	035	Retail store management services and online retail store services provided via a global computer network; promoting the sale through the administration of a customer incentive award program

TURKEY

T04960TR00	GAMESTOP in plain block letters		11/18/2009	2009/61764	12/23/2011	2009/61764	REGISTERED	035

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
	CLASS	DESCRIPTION
	035	GROUPING OF VARIOUS GOODS FOR CLIENTS SO THAT THEY CAN BETTER SEE AND BUY THEM; PROMOTING THE SALE OF COMPUTER, VIDEO AND ELECTRONIC GAMES, ELECTRONIC BOARD GAMES, HAND-HELD ELECTRONIC ENTERTAINMENT HARDWARE AND SOFTWARE, CDS, DVDS, MOVIES, BOOKS, MAGAZINES, STRATEGY GUIDES, COMPUTER HARDWARE, COMPUTER ACCESSORIES, TOYS AND ACTION FIGURES THROUGH THE ADMINISTRATION OF A CUSTOMER INCENTIVE AWARD PROGRAM

UNITED STATES

GAME-147/US	BUYMYTRONICS		12/29/2010	85/207,326	7/19/2011	3,997,746	REGISTERED	35

	CLASS	DESCRIPTION
	35	Electronic commerce services, namely, operating on-line marketplaces for trading in and selling goods via a global computer network

GAME-US7	FUNCO LAND		10/10/1990	74,104,697	8/18/1992	1,708,866	REGISTERED	42

	CLASS	DESCRIPTION
	42	Retail store services in the field of used computer program video game cartridges

GAME-US5	FUNCOLAND		2/5/1993	74,358,633	10/5/1993	1,796,604	REGISTERED	42

	CLASS	DESCRIPTION
	42	Retail store services in the field of computer program video game cartridges

GAME-US6	FUNCOLAND (Stylized)		8/6/1996	75/145,798	8/5/1997	2,085,805	REGISTERED	35

	CLASS	DESCRIPTION
	35	retail store services in the field of computer program video game cartridges

GAME-US4	GAME INFORMER		5/14/1992	74-275,301	8/17/1993	1,788,102	REGISTERED	38

	CLASS	DESCRIPTION
	38	Magazines relating to games; namely, computer and electronic video games

GAME-US16	GAMESTOP (Stylized) (Black & Red)		8/28/2002	76/444,369	1/13/2004	2,805,625	REGISTERED	35

	CLASS	DESCRIPTION
	35	Retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award program

GAME-US2O	GAMESTOP (Stylized) (Black, White & Red)		9/18/2002	76/450,776	11/9/2004	2,902,027	REGISTERED	35

	CLASS	DESCRIPTION
	35	retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award program

GAME-US45	GAMESTOP (Stylized) (White & Red in Black outline)		8/25/2006	78/960,748	5/8/2007	3,239,889	REGISTERED	35

	CLASS	DESCRIPTION
	35	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of new and used computer, video and electronic games, videos, DVD5, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award and discount program

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
GAME-USI7	GAMESTOP (Stylized) (White & Red) with Black Border		8/28/2002	76/444,450	3/15/2005	2,933,627	REGISTERED	35

	CLASS	DESCRIPTION
	35	retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of s customer incentive award program

GAME-USI	GAMESTOP in plain block letters		8/2/1991	74/190,944	8/11/1992	1,707,460	REGISTERED	42

	CLASS	DESCRIPTION
	42	Retail stores services in the field of video, computer and electronic games

GAME-US49	GAMESTOP POWER TO THE PLAYERS (Stylized) (Black & Red)		8/23/2007	77/262,380	8/19/2008	3,489,935	REGISTERED	035, 041

	CLASS	DESCRIPTION
	035	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of goods of others through the administration of a customer incentive award and discount program featuring discounts on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures
	041	Providing a web site containing information and content on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer game hardware, computer game accessories, toys and action figure

GAME-US50	GAMESTOP POWER TO THE PLAYERS (Stylized) (no color)		8/23/2007	77/262,385	9/23/2008	3,506,230	REGISTERED	035, 041

	CLASS	DESCRIPTION
	035	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of goods of others through the administration of a customer incentive award and discount program featuring discounts on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures
	041	Providing a web site containing information and content on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards! books, magazines, strategy guides, computer game hardware, computer game accessories, toys and action figures

GAME-US2	GAMESTOP.COM		12/2/1999	75/862,740	9/11/2001	2,489,084	REGISTERED	35

	CLASS	DESCRIPTION
	35	Retail services and online retail store services provided via a global computer network featuring video, computer and electronic games

GAME-US3	GAMESTOP.COM		11/2/2000	76/158,066	1/13/2004	2,805,277	REGISTERED	041

	CLASS	DESCRIPTION
	041	Providing a web site containing information on video games, computer games and electronic games

GAME-143/US	GAMESTOPPLUS		7/9/2012	85/671,325			ALLOWED	035, 041

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES

	CLASS	DESCRIPTION
	035	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, tablet computers, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, cellular telephones, cellular telephone accessories, toys and action figures; promoting the sale of goods of others through the administration of a customer incentive award and discount program featuring discounts on new and used computer, video and electronic games, tablet computers, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, cellular telephones, cellular telephone accessories, toys and action figures
041

Providing a web site featuring entertainment information in the field of new and used computers, video and electronic games, tablet computers, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer game hardware, computer game accessories, toys and action figures

GAME-144/US	GAMESTOPPLUS (Stylized) and Design		7/9/2012	85/671,338			ALLOWED	035, 041

	CLASS	DESCRIPTION
	035	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, tablet computers, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, cellular telephones, cellular telephone accessories, toys and action figures; promoting the sale of goods of others through the administration of a customer incentive award and discount program featuring discounts on new and used computer, video and electronic games, tablet computers, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, cellular telephones, cellular telephone accessories, toys and action figures
	041	Providing a web site featuring entertainment information in the field of new and used computers, video and electronic games, tablet computers, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer game hardware, computer game accessories, toys and action figures

GAME-138/US	GO PRO GET MORE!		12/14/2010	85/197,813	7/12/2011	3,993,688	REGISTERED	035

	CLASS	DESCRIPTION
	035	Promoting the sale of goods of others through the administration of a customer incentive award and discount program featuring discounts on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures

GAME-148/US	JUICEBOX		11/23/2010	85/183,429	2/7/2012	4,095,384	REGISTERED	09

	CLASS	DESCRIPTION
	09	Battery and battery charger for use with portable electronic devices, namely, music players, video players, smartphones, tablet computers, and notebook computers

GAME-139/US	MORE POWER TO THE PLAYERS		12/14/2010	85/197,800	3/27/2012	4,117,015	REGISTERED	035

	CLASS	DESCRIPTION
	035	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of goods of others through the administration of a customer incentive award and discount program featuring discounts on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures

GAME-US14	PLAY MORE		6/30/1994	74/543,840	6/25/1996	1,982,962	REGISTERED	42

	CLASS	DESCRIPTION
	42	retail store services featuring previously owned compact discs and previously owned video game cartridges

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES

GAME-US15	PLAY MORE		5/2/2002	76/403,429	8/23/2005	2,987,740	REGISTERED	35

	CLASS	DESCRIPTION
	35	retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award program

GAME- /US	POWER TO THE PLAYERS		9/22/2011	85/429,785	5/15/2012	4,142,574	REGISTERED	35, 41

	CLASS	DESCRIPTION
	35	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of goods of others through the administration of a customer incentive award and discount program featuring discounts on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures
	41	Providing a web site containing information and content on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer game hardware, computer game accessories, toys and action figure

GAME-141/US	RED SAMURAI (Stylized) and Design		5/5/2011	85/313,108	3/6/2012	4,110,268	REGISTERED	009

	CLASS	DESCRIPTION
	009	Computer, video and electronic game hardware and accessories therefor, namely, computer programs for video and computer games, handheld joy stick units for playing video games headsets, microphones, cables, controllers, remote controls for use with video and computer games, keyboards, protective carrying cases specially adapted for video game consoles for use with an external display screen or monitor; computer game disc carrying cases, controller charging bases, gamepads; computer and video game starter kits comprised of earphones, screen protector, stylus, carrying bag, cleaning cloth and soft card for applying screen a protector, power supplies, steering wheels, motion controller attachments

GAME-US46	RESPECT THE RATINGS		9/14/2006	78/974,069	11/6/2007	3,332,884	REGISTERED	35

	CLASS	DESCRIPTION
	35

Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award and discount program and public awareness program

GAME-150/US	SECONDSTOP		5/22/2013	85/939,489			ALLOWED	35

	CLASS	DESCRIPTION
	35	Retail stores and online retail store services featuring used electronics

GAME-US21	STOPWATCH		7/7/2003	76/530,285	7/13/2004	2,862,356	REGISTERED	35

	CLASS	DESCRIPTION
	35	retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; retail store and online retail store provided via a global computer network featuring computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures featuring a bonus incentive program for customers that provides discounts and related benefits to reward repeat customers

GAME-US8	SUNRISE PUBLICATIONS		11/4/1994	74-595,374	9/10/1996	1,999,100	REGISTERED	41

	CLASS	DESCRIPTION
	41	Publication of books and magazines

GAME-US42	TRADE MORE, PLAY MORE		5/4/2005	78/622,826	3/31/2009	3,600,207	REGISTERED	35

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES

	CLASS	DESCRIPTION
	35	retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award program

		END OF REPORT				TOTAL ITEMS SELECTED =		64

ELBO, INC.

Trademark Report By Country Search Criteria		Printed: 3/24/2014
Client	ELBO
Status	ACTIVE

Display Options
Goods	All

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
AUSTRALIA

ELBO-61/AU	EB ELECTRONICS BOUTIQUE (Stylized)		12/30/1996	724820	10/27/2000	724820	REGISTERED	042

	CLASS	DESCRIPTION
	042

Retail store services of electric products, namely, interactive multimedia hardware and software, computers, personal computers, computer software, disc drives, printers, modems, computer books, computer magazines, video game systems, video game software, joysticks, covers, printer ribbons, blank floppy discs, and batteries

ELBO-62/AU	EB ELECTRONICS BOUTIQUE (Stylized)		12/30/1996	724817	6/18/1999	724817	REGISTERED	042

	CLASS	DESCRIPTION
	042	Retail store services of electric products, namely, interactive multimedia hardware and software, computers, personal computers, computer software, disc drives, printers, modems, computer books, computer magazines, video game systems, video game software, joysticks, covers, printer ribbons, blank floppy discs, and batteries

ELBO-41/AU	EB GAMES in plain block letters		6/4/2003	956383	5/5/2008	956383	REGISTERED	035, 041

	CLASS	DESCRIPTION
	035	Mail order, on-line and retail store services featuring children’s toys and books, children’s video tapes, CD’s and audio tapes, interactive toys, puzzles and board games, plush toys, dress up clothing, children’s arts and crafts, science and nature items, computer hardware, software and peripherals, computer-related furniture, video game hardware, software and accessories, electronic board games, hand-held entertainment hardware and software, consumer-related disc hardware and software, consumer electronics, and related accessories, books and magazines
	041	Rental of video and computer games; and on-line rental of computer games; a membership club or organization for video and computer game enthusiasts which offers credits or discounts on purchases and conventional and on-line rentals of video and computer games, credits or discounts on video game magazines, free demonstration of video and computer games, news and reviews of video and computer games, and other similar benefits to its members

ELBO-69/AU	ELECTRONICS EB BOUTIQUE		12/30/1996	724819	10/27/2000	724819	REGISTERED	042

	CLASS	DESCRIPTION
	042

Retail store services of electric products, namely, interactive multimedia hardware and software, computers, personal computers, computer software, disc drives, printers, modems, computer books, computer magazines, video game systems, video game software, joysticks, covers, printer ribbons, blank floppy discs, and batteries

ELBO-78/AU	ELECTRONICS EB BOUTIQUE (Stylized)		12/30/1996	724816	6/18/1999	724816	REGISTERED	042

	CLASS	DESCRIPTION
	042	Retail store services of electric products, namely, interactive multimedia hardware and software, computers, personal computers, computer software, disc drives, printers, modems, computer books, computer magazines, video game systems, video game software, joysticks, covers, printer ribbons, blank floppy discs, and batteries

ELBO-34/AU	GAMESTOP in plain block letters		12/9/2005	1090820	5/15/2012	1090820	REGISTERED	35

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES

	CLASS	DESCRIPTION
	35	Retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of computer, video and electronic games, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award program

ELBO-83/AU	POWER TO THE PLAYERS		11/29/2007	1212693	7/18/2008	1212693	REGISTERED	035, 041

	CLASS	DESCRIPTION
	035	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of goods of others through the administration of a customer incentive award and discount program featuring discounts on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures
	041	Information services relating to entertainment, provided on-line from a computer database or the Internet relating to new and used computers, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer game hardware, computer game accessories, toys and action figure.

BRAZIL

ELBO-79/BR	EB ELECTRONICS BOUTIQUE and Design		4/10/1996	819171271	11/23/2004	819171271	REGISTERED	035

	CLASS	DESCRIPTION
	035

Commercial auxiliary services including import and export of the following products; software and hardware for interactive multimedia, computers, personal computers, software for computers, computer programs, action discs, modems, computer books, video game systems, software for video games, joysticks, covers, floppy disks, batteries in local Brazilian Class 40.15

ELBO-42/BR	EB GAMES in plain block letters		5/30/2003	825548454			PENDING	035

	CLASS	DESCRIPTION
	035

Mail order, online and retail store services featuring children’s toys and books, children’s video tapes, CD’s and audio tapes, interactive toys, puzzles and board games, plush toys, dress up clothing, children’s arts and crafts, science and nature items, computer hardware, software and peripherals, computer-related furniture, video game hardware, software and accessories, electronic board games, hand-held entertainment hardware and software, consumer-related disc hardware and software, consumer electronics, and related accessories, books and magazines

ELBO-43/BR	EB GAMES in plain block letters		5/30/2003	825548462	3/20/2012	825548462	REGISTERED	041

	CLASS	DESCRIPTION
	041

rental of video and computer games; and on-line rental of computer games; a membership club or organization for video and computer games enthusiasts which offers credits or discounts on purchases and conventional and on-line rentals of video and computer games, credits or discounts on video game magazines, free demonstration of video and computer games, news and reviews of video and computer games, and other similar benefits to its members

ELBO-70/BR	ELECTRONICS EB BOUTIQUE and Design		4/10/1996	819171280	11/23/2004	819171280	REGISTERED	035

	CLASS	DESCRIPTION
	035

Commercial auxiliary services including import and export of the following products; software and hardware for interactive multimedia, computers, personal computers, software for computers, computer programs, action discs, modems, computer books, video game systems, software for video games, joysticks, covers, floppy disks, batteries in local Brazilian Class 40.15

CANADA

ELBO-105/CA	BABBAGE’S (Trustees of Chasada is owner)		10/15/1993	739,041	8/9/1996	TMA 460,932	REGISTERED	09, 35

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
	CLASS	DESCRIPTION
	09	Discs for computer, computer paper, disc files and printer ribbons

	35	Retail store services in the field of home computers, computer software, video games and cartridges.

ELBO-40/CA	EB EDGE		7/8/2003	1,183,659	12/10/2008	TMA 730,632	REGISTERED	035

	CLASS	DESCRIPTION
	035	Mail order, online and retail store services featuring children’s toys and books, children’s video tapes, CD’s and audio tapes, interactive toys, puzzles and board games, plush toys, dress up clothing, children’s arts and crafts, science and nature items, computer hardware, software and peripherals, computer-related furniture, video game hardware, software and accessories, electronic board games, hand-held entertainment hardware and software, consumer-related disc hardware and software, consumer electronics, and related accessories, books and magazines.
(2) Rental of video and computer games.
(3) On-line rental of computer games.
(4) Providing a membership club or organization for video and computer game enthusiasts which offers credits or discounts on purchases and conventional and on-line rentals of video and computer games, credits or discounts on video game magazines, free demonstration of video and computer games, news and reviews of video and computer games; and other similar benefits to its members.

ELBO-44/CA	EB GAMES in plain block letters		9/12/2002	1,152,360	11/10/2008	TMA 728,171	REGISTERED	035

	CLASS	DESCRIPTION
	035	Mail order, online and retail store services featuring children’s toys and books, children’s video tapes, CD’s and audio tapes, interactive toys, puzzles and board games, plush toys, dress up clothing, children’s arts and crafts, science and nature items, computer hardware, software and peripherals, computer-related furniture, video game hardware, software and accessories, electronic board games, hand-held entertainment hardware and software, consumer-related disc hardware and software, consumer electronics, and related accessories, books and magazines

ELBO-84/CA	POWER TO THE PLAYERS		1/14/2008	1,379,059	1/14/2009	TMA 732,376	REGISTERED	35

	CLASS	DESCRIPTION
	35	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of goods of others through the administration of a customer incentive award and discount program featuring discounts on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; Providing a web site containing information and content on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer game hardware, computer game accessories, toys and action figures.

CHINA

ELBO-36/CN	GAMESTOP in plain block letters		12/23/2005	5079913	3/14/2009	5079913	REGISTERED	35

	CLASS	DESCRIPTION
	35	Import-export agency; procurement services for others (purchasing goods and services for other businesses); industrial and commercial management assistance; sales promotion (for others) promoting the sale of computer, video and electronic games, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through an online store

DENMARK

ELBO-72/DK	ELECTRONICS EB BOUTIQUE		10/17/1995	07846/1995	5/16/1997	VR 1997/02083	REGISTERED	09, 16

	CLASS	DESCRIPTION
	09	Electrical apparatus and instruments, especially inter-actively multimedia hardware and computer programs, computers, personal computers, computer programs, disc drives, printers, modems, video game systems, software for video games, joysticks, covers, floppy disks, batteries
	16	Computer books, computer magazines, printer ribbons

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
EUROPEAN UNION (CTM)

ELBO-52/EU	EB (Stylized)		9/18/1996	00342030	1/7/1999	00342030	REGISTERED	09, 16, 28

	CLASS	DESCRIPTION
	09	Scientific, nautical, surveying, electric, photographic, cinematographic, optical, weighing, measuring, signalling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; automatic vending machines and mechanisms for coin-operated apparatus; cash registers, calculating machines, data processing equipment and computers; computer software; computer hardware; parts and accessories therefor; fire extinguishing apparatus; apparatus for recording, transmission and reproduction of sound or images; magnetic data carriers, recording disks; data processing equipment and computers; amusement apparatus adapted for use with television receivers only; compact discs; computer keyboards; computer memories; computer peripheral devices; computer hardware; computer programs; computer software; floppy disks; games adapted for use with television receivers only; magnetic data media; magnetic encoders; magnetic tape units for computers; magnetic tapes; microprocessors; monitors; interactive multimedia hardware and software; computers, personal computers, computer software, disk drives, printers, modems, video game systems, video game software, joysticks, covers, printer ribbons, blank floppy disks, and batteries.
	16	Paper, printed matter; stationery; instructional and teaching materials; booklets, books, computer programs, magazines, periodicals and printed publications.
	28	Toys, games and playthings; computer and video games; gymnastic and sporting articles.

ELBO-45/EU	EB GAMES in plain block letters		5/7/2002	02688604	12/18/2003	02688604	REGISTERED	035, 041

	CLASS	DESCRIPTION
	035	Mail order, online and retail store services featuring children’s toys and books, children’s video tapes, CD’s and audio tapes, interactive toys, puzzles and board games, plush toys, dress up clothing, children’s arts and crafts, science and nature items, computer hardware, software and peripherals, computer-related furniture, video game hardware, software and accessories, electronic board games, hand-held entertainment hardware and software, consumer-related disc hardware and software, consumer electronics, and related accessories, books and magazines.
	041	Rental of video and computer games; on-line rental of computer games.

ELBO-68/EU	ELECTRONICS		9/18/1996	00341966	6/14/2001	00341966	REGISTERED	09, 16, 28

BOUTIQUE (Stylized)

	CLASS	DESCRIPTION
	09	Scientific, nautical, surveying, electric, photographic, cinematographic, optical, weighing, measuring, signalling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; automatic vending machines and mechanisms for coin-operated apparatus; cash registers, calculating machines, data processing equipment and computers; computer software; computer hardware; parts and accessories therefor; fire extinguishing apparatus; apparatus for recording, transmission and reproduction of sound or images; magnetic data carriers, recording disks; data processing equipment and computers; amusement apparatus adapted for use with television receivers only; compact discs; computer keyboards; computer memories; computer peripheral devices; computer hardware; computer programs; computer software; floppy disks; games adapted for use with television receivers only; magnetic data media; magnetic encoders; magnetic tape units for computers; magnetic tapes; microprocessors; monitors; interactive multimedia hardware and software; computers, personal computers, computer software, disk drives, printers, modems, video game systems, video game software, joysticks, covers, printer ribbons, blank floppy disks, and batteries
	16	Paper, printed matter; stationery; instructional and teaching materials; booklets, books, computer programs, magazines, peridocals and printed publications.
	28	Toys, games and playthings; computer and video games; gymnastic and sporting articles.

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
ELBO-86/EU	POWER TO THE PLAYERS		11/29/2007	006466941	11/18/2008	006466941	REGISTERED	35, 41

	CLASS	DESCRIPTION
	35	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of goods of others through the administration of a customer incentive award and discount program featuring discounts on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures.
	41	Providing a web site containing entertainment information and content on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer game hardware, computer game accessories, toys and action figures.

ELBO-117/EU	Stylized BUNNY Device in Black/White/Pink		9/17/2010	009384082	3/1/2011	009384082	REGISTERED	035

	CLASS	DESCRIPTION
	035	retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, electronic board games, hand-held electronic entertainment hardware and software, CDs, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of computer, video and electronic games, electronic board games, hand-held electronic entertainment hardware and software, CDs, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award program

FRANCE

ELBO-73/FR	ELECTRONICS EB BOUTIQUE		4/24/1997	97675113	10/3/1997	97675113	REGISTERED	09

	CLASS	DESCRIPTION
	09	Electric goods, electronic products, namely, material and/or data processing programs, interactive media; computers; personal computers, software (recorded programs), mechanisms driving discs (data processing), computer printers; modems; books, magazines, computer science; electronic games apparatus; software for electronic games; control levers (games); cases for electronic apparatus, ribbons for computer printers, blank floppy disks, electric batteries

GERMANY

ELBO-51/DE	EB ELECTRONIC BOUTIQUE (Stylized)		10/20/1995	39542702.9	9/9/1996	39542702.9	REGISTERED	09, 16

	CLASS	DESCRIPTION
	09	Datenverarbeitungsanlagen und deren Teile, auf Datenträgern gespeicherte Programme für Datenverarbeitungsanlagen, Modems, Drucker, Magnetbänder, Compactdisks (CD), Disketten, Batterien, Akkumulatoren, Video-Spiele, Spielcomputer; alle vorgenannten Waren soweit in Klasse 9 enthalten
	16	Bücher, Magazine (Zeitschriften), Zeitungen, Farbbänder für Drucker von Datenverarbeitungsanlagen und Schreibmaschinen

IRELAND

ELBO-49/IE	EB (Stylized)		9/18/1996	96/5222	2/3/2000	214249	REGISTERED	09, 16, 28

	CLASS	DESCRIPTION
	09	Apparatus for recording, transmission and reproduction of sound or images; magnetic data carriers, recording disks; data processing equipment and computers; amusement apparatus adapted for use with television receivers only; compact discs; computer keyboards; computer memories; computer peripheral devices; computer hardware; computer programs; computer software; floppy disks; games adapted for use with television receivers only; magnetic data media; magnetic encoders; magnetic tape units for computers; magnetic tapes; microprocessors; monitors; interactive multimedia hardware and software, computers, personal computers, computer software, disk drives, printers, modems, video game systems, video game software, joysticks, covers, blank floppy disks, and batteries; computer games.
	16	Printed matter; instructional and teaching material, booklets, books, magazines, periodicals and printed publications; printer ribbons
	28	Games, and playthings, and toys, including hand held computer and video games.

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
ELBO-54/IE	EB ELECTRONICS BOUTIQUE (Stylized)		9/18/1996	96/5223	2/3/2000	214250	REGISTERED	09, 16, 28

	CLASS	DESCRIPTION
	09	Apparatus for recording, transmission and reproduction of sound or images; magnetic data carriers, recording disks; data processing equipment and computers; amusement apparatus adapted for use with television receivers only; compact discs; computer keyboards; computer memories; computer peripheral devices; computer hardware; computer programs; computer software; floppy disks; games adapted for use with television receivers only; magnetic data media; magnetic encoders; magnetic tape units for computers; magnetic tapes; microprocessors; monitors; interactive multimedia hardware and software, computers, personal computers, computer software, disk drives, printers, modems, video game systems, video game software, joysticks, covers, blank floppy disks, and batteries; computer games.
	16	Printed matter; instructional and teaching material, booklets, books, magazines, periodicals and printed publications; printer ribbons.
	28	Games, and playthings, and toys, including hand held computer and video games.

ELBO-67/IE	ELECTRONICS BOUTIQUE AND THE ELECTRONICS BOUTIQUE		9/18/1996	96/5224	2/3/2000	207451	REGISTERED	09, 16, 28

	CLASS	DESCRIPTION
	28	Games, and playthings, and toys, including computer and video games.
	09	Apparatus for recording, transmission and reproduction of sound or images; magnetic data carriers, recording disks; data processing equipment and computers; amusement apparatus adapted for use with television receivers only; compact discs; computer keyboards; computer memories, computer peripheral devices; computer hardware; computer programs; computer software; floppy disks; games adapted for use with television receivers only; magnetic data media; magnetic encoders; magnetic tape units for computers; magnetic tapes; microprocessors; monitors; interactive multimedia hardware and software, computers, personal computers, computer software, disk drives, printers, modems, video game systems, video game software, joysticks, covers, printer ribbons, blank floppy disks, and batteries.
	16	Printed matter; instructional and teaching material, booklets, books, computer programs, magazines, periodicals and printed publications.

ISRAEL

ELBO-74/IL	ELECTRONICS EB BOUTIQUE		10/26/1995	101,511	9/5/2001	101,511	REGISTERED

ITALY

ELBO-55/IT	EB ELECTRONIC BOUTIQUE (Stylized)		6/20/1996	MI2006C011568	12/14/1998	1215144	REGISTERED	042

	CLASS	DESCRIPTION
	042	Services provided by shops; sale of retail goods such as machines and programs, interactive multimedia, laboratories electronics, PC, programs for electronic laboratories, carriages for diskettes, printers, modem, computer books, computer magazines, video game systems, video game programs, screens, ribbons for printers, diskettes, batteries

JAPAN

ELBO-75/JP	ELECTRONICS EB BOUTIQUE		12/28/1996	81-147580	5/11/2001	4473438	REGISTERED	035

	CLASS	DESCRIPTION
	035	wholesale services and retail store services in relation to electronic products, including interactive multimedia hardware and software, computers, personal computers, computer software, disc drives, printers, modems, computer books, computer magazines, video game systems, video game software, joysticks, covers, printer ribbons, blank floppy discs, and batteries

ELBO-37/JP	GAMESTOP in plain block letters		12/8/2005	115365/2005	8/18/2006	4979675	REGISTERED	35

	CLASS	DESCRIPTION
	35	retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award program

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
ELBO-87/JP	POWER TO THE PLAYERS		11/29/2007	119756/2007	9/17/2010	4070892	REGISTERED	035, 041

	CLASS	DESCRIPTION
	035	Retail services including online retail store services provided via a global computer network featuring new and used computers, hand-held video game players, digital media players and recorders, video tapes, blank DVDs, computer hardware, computer connection cables, computer joysticks, computer mice, computer keyboards, computer video and audio connection cables, computer video routing boxes, batteries and chargers, mouse pads, computer faceplates, computer microphones and headsets, wireless game controllers, wireless microphones, headphones and computer disc cleaning kits; Sales promotion for others through the administration of a customer incentive award and discount program featuring discounts on new and used computers, consumer video games, electronic games, video game consoles, hand-held video game players, digital media players and recorders, video tapes, blank DVDs, recorded DVDs, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer connection cables, computer joysticks, computer mice, computer keyboards, computer video and audio connection cables, computer video routing boxes, batteries and chargers, mouse pads, computer faceplates, computer microphones and headsets, wireless game controllers, wireless microphones, headphones and computer disc cleaning kits, toys and action figures; Advertising and publicity services; Issuance of trading stamps; Business management analysis or business consultancy; Marketing research; Providing information on commodity sales; Retail services or wholesale services for electrical machinery and apparatuses; Providing information on sale via web site on new and used computer, consumer video games, electronic games, video game consoles, hand-held video game players, digital media players and recorders, video tapes, blank DVDs, recorded DVDs, role-playing cards, game cards, books, magazines, strategy guides, computer game hardware, computer game connection cables, computer game joysticks, computer game mice, computer game keyboards, computer game video and audio connection cables, computer game video routing boxes, computer game batteries and chargers, mouse pads, computer game faceplates, computer game microphones and headsets, computer game wireless game controllers, computer game wireless microphones, headphones and computer game disc cleaning kits, toys and action figures
	041	Providing electronic publications

MEXICO

T07233MX02	EB GAMES in plain block letters		11/21/2013	1434044			PENDING	035

	CLASS	DESCRIPTION
	035	Online and retail store services featuring children’s toys and books, children’s video tapes, CD’s and audio tapes, interactive toys, puzzles and board games, plush toys, dress up clothing, children’s arts and crafts, science and nature items, computer hardware, software and peripherals, computer-related furniture, video game hardware, software and accessories, electronic board games, hand-held entertainment, hardware and software, consumer-related disc hardware and software, consumer electronics, and related accessories, books and magazines

T07233MX03	EB GAMES in plain block letters		11/21/2013	1434046			PENDING	041

	CLASS	DESCRIPTION
	041	Rental of video and computer games; and on-line rental of computer games; a membership club or organization for video and computer game enthusiasts which offers credits or discounts on purchases on video games magazines, free demonstration of video and computer games, news and reviews of video and computer games, and other similar to its members

NEW ZEALAND

ELBO-47/NZ	EB GAMES in plain block letters		3/26/2003	675805	9/7/2006	675805	REGISTERED	035

	CLASS	DESCRIPTION
	035	mail order, online and retail store services relating to children’s toys and books, children’s video tapes, CD’s and audio tapes, interactive toys, puzzles and board games, plush toys, dress up clothing, children’s arts and crafts, science and nature items, computer hardware, software and peripherals, computer-related furniture, video game hardware, software and accessories, electronic board games, hand-held entertainment hardware and software, consumer-related disc hardware and software, consumer electronics, and related accessories, books and magazines

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
ELBO-48/NZ	EB GAMES in plain block letters		3/26/2003	675806	9/7/2006	675806	REGISTERED	041

	CLASS	DESCRIPTION
	041	rental of video and computer games; and on-line rental of computer games; a membership club or organisation for video and computer game enthusiasts which offers credits or discounts on purchases and conventional and on-line rentals of video and computer games, credits or discounts on video game magazines, free demonstration of video and computer games, news and reviews of video and computer games, and other similar benefits to its members

ELBO-76/NZ	ELECTRONICS EB		3/6/1997	273534	2/9/1999	273534	REGISTERED	042
BOUTIQUE (Stlyzed)

	CLASS	DESCRIPTION
	042	Wholesale services and retail store services in relation to electronic products, including interactive multimedia hardware and software, computers, personal computers, computer software, disc drives, printers, modems, computer books, computer magazines, video game systems, video game software, joysticks, covers, printer ribbons, blank floppy discs, and batteries

ELBO-39/NZ	GAMESTOP in plain block letters		12/8/2005	740116	7/13/2006	740116	REGISTERED	35

	CLASS	DESCRIPTION
	35	retail store services and online retail store services provided via a global computer network in respect of computer, video and electronic games, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of computer, video and electronic games, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award program

NORWAY

ELBO-65/NO	EB ELECTRONICS BOUTIQUE (Stylized)		4/19/2001	2001-05018	9/18/2006	234954	REGISTERED	035, 041

	CLASS	DESCRIPTION
	035	Retail sale of children’s toys and books, children’s video tapes, CDs and audio tapes, interactive toys, puzzles and board games, plush toys, dress up clothing, children’s arts and crafts, science and nature items, computer hardware and software and accessories, electronic board games, hand-held entertainment hardware and software, computer-related disc hardware and software, and entertainment electronics, and for the sale, resale, trade-in, and rental of video games and PC games, and for the sale and resale of trading/game cards, and for the sale of accessories, books and magazines relating to the above
	041	Online gaming and game rental on demand online

ELBO-48A/NO	EB GAMES in plain block letters		7/22/2003	2003-06871A	7/17/2010	256210	REGISTERED	035

	CLASS	DESCRIPTION
	035	Mail order, online and retail store services featuring children’s toys and children’s books, puzzles and board games, plush toys, dress up clothing, children’s art and crafts and equipment for the creation of children’s art and art crafts, science and nature items, books and magazines.

ELBO-38/NO	GAMESTOP in plain block letters		12/13/2005	200514027	10/9/2006	235322	REGISTERED	35

	CLASS	DESCRIPTION
	35	retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award program

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
ELBO-88/NO	POWER TO THE PLAYERS		11/30/2007	200714771	12/13/2010	257892	REGISTERED	035, 038, 041

	CLASS	DESCRIPTION
	038	Providing a web site containing information and content on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figure
	041	Information and content on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figure
	035	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of goods of others through the administration of a customer incentive award and discount program featuring discounts on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures

ELBO-82/NO	RESPECT THE RATINGS		9/9/2008	200811381	11/10/2008	248561	REGISTERED	35

	CLASS	DESCRIPTION
	35	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award and discount program and public awareness program

SOUTH AFRICA

ELBO-77/ZA	ELECTRONICS EB		10/23/1995	95/14095	7/10/1999	95/14095	REGISTERED
BOUTIQUE

SOUTH KOREA

ELBO-56/KR	EB (Stylized)		2/3/1995	95-994	11/14/1996	33518	REGISTERED

ELBO-46/KR	EB GAMES (Stylized)		5/29/2003	41-2003-11297	10/24/2006	139195	REGISTERED	035, 041

	CLASS	DESCRIPTION
	035	Sales agency or mediating services for children’s toys and books related to games, children’s video tapes related to games, CDs and audio tapes related to games, interactive toys for games, puzzles for games, board games, plush toys for games, clothing for role playing, computer hardware, software and peripherals related to games, video game hardware, software and accessories, electronic board games, hand-held entertainment hardware and software for games,
	041	Rental of video and computer game programs, and on-line rental of computer game programs

ELBO-58/KR	ELECTRONICS		2/3/1995	95-995	11/14/1996	33519	REGISTERED
BOUTIQUE (Stylized)

SWITZERLAND

ELBO-71/CH	ELECTRONICS EB		10/19/1995	436837	3/27/1997	1201895	REGISTERED	09, 16, 28
BOUTIQUE

	CLASS	DESCRIPTION
	09	Electric and electronic apparatus and instruments as included in Class 9; equipment for recording, transmission and reproduction of data, sound and image; electronic, optical and magnetic recording devices, records; data processing equipment, computers, computer hardware and software as well as peripheral apparatus and instruments, including personal computers, interactive multimedia hardware and software, disk drives, printers, modems, video games apparatus, video games software, joysticks, unrecorded floppy disks, batteries; components, spare parts and accessories such as lids, cable and connectors for all aforesaid goods
	16	Printed matter, including computer books and magazines; typewriters and office requisites (except furniture), including inking ribbons for printers; teaching aids and teaching materials (except apparatus) including user manuals
	28	Games, toys, including video game apparatus

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
ELBO-35/CH	GAMESTOP in plain block letters		12/9/2005	60167/2005	1/25/2006	542227	REGISTERED	35

	CLASS	DESCRIPTION
	35	retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of computer, video and electronic games, dvds, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award program

ELBO-85/CH	POWER TO THE PLAYERS		11/29/2007	63496	5/14/2008	570865	REGISTERED	035, 041, 042

	CLASS	DESCRIPTION
	035	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of goods of others through the administration of a customer incentive award and discount program featuring discounts on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures
	041	Providing information on websites concerning entertainment in regard of new and used computers, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer game hardware, computer game accessories, toys and action figures
	042	Providing information on websites regarding technology and technical values in regard of new and used computer, video, and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer game hardware, computer game accessories, toys and action figures

ELBO-80/CH	RESPECT THE RATINGS		9/9/2008	61226/2008	11/7/2008	579007	REGISTERED	35

	CLASS	DESCRIPTION
	35	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award and discount program and public awareness program

UNITED KINGDOM

ELBO-53/GB	EB (Stylized)		10/10/1995	2040726	6/5/1998	2040726	REGISTERED	09, 16, 28,
38, 42
	CLASS	DESCRIPTION
	09	Apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording disks; data processing equipment and computers; amusement apparatus adapted for use with television receivers only; compact discs; computer key boards; computer memories; computer peripheral devices; computer hardware; computer programs; computer software; floppy disks; games adapted for use with television receivers only; magnetic data media; magnetic encoders; magnetic tape units for computers; magnetic tapes; microprocessors; monitors; interactive multimedia hardware and software; personal computers; disk drives; printers; modems; video game systems for use with television receivers only; video game software; joysticks.
	16	Printed matter; instructional and teaching material (except apparatus); booklets; books; computer programs; magazines; periodicals; printed publications.
	28	Games and playthings, not included in any other class; toys; computer and video games other than those for use with television receivers only.
	38	Communications by computer terminals; computer aided transmission of messages and images; electronic mail; rental of message sending apparatus.
	42	Computer programming; consultancy in the field of computer hardware; leasing access to a computer database; computer rental; updating computer software; computer software design; computer software rental.

ELBO-64/GB	EB ELECTRONICS BOUTIQUE (Stylized)		10/10/1995	2040724	7/18/1997	2040724	REGISTERED	09, 16, 28, 38, 42

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
	CLASS	DESCRIPTION
	09	Apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording disks; data processing equipment and computers; amusement apparatus adapted for use with television receivers only; compact discs; computer keyboards; computer memories; computer peripheral devices; computer hardware; computer programs; computer software; floppy discs; games adapted for use with television receivers only; magnetic data media; magnetic encoders; magnetic tape units for computers; magnetic tapes; microprocessors; monitors; interactive multimedia hardware and software; personal computers; disk drives; printers; modems; video game systems for use with television receivers only; video game software; joysticks; but not including computer software relating to typefaces.
	16	Printed matter; instructional and teaching material (except apparatus); booklets; books; computer programs; magazines; periodicals; printed publications.
	28	Games and playthings, not included in any other classes; toys; computer and video games other than those for use with television receivers only.
	38	Communications by computer terminals; computer aided transmission of messages and images; electronic mail; rental of message sending apparatus.
	42	Computer programming; consultancy in the field of computer hardware; leasing access to a computer database; computer rental; updating computer software; computer software design; computer software rental.

ELBO-50/GB	EBX (Stylized) and Device		11/2/1995	2050730	9/1/2000	2050730	REGISTERED	09, 016, 25,
28, 38, 42
	CLASS	DESCRIPTION
	016	Printed matter; instructional and teaching material (except apparatus); booklets; books; computer programs; magazines; periodicals; printed publications.
	25	Articles of clothing; headgear; footwear.

	09	Magnetic data carriers, recording disks, data processing apparatus and computers, computer keyboards, computer memories, computer peripheral devices, computer hardware, computer programs, computer software, floppy discs, magnetic data media, magnetic encoders, magnetic tape units for computers, magnetic tapes, microprocessors, monitors, interactive multi-media hardware and software, disks drives, printers end modems; none of the aforesaid goods for use in the broking of financial instruments; apparatus for recording, transmission or reproduction of sound and images; amusement apparatus adapted for use with television receivers only; compact discs; video game systems for use with television receivers only; joysticks; parts and fittings included in Class 9 for all the aforesaid goods; but not including cases, casings or any goods similar to cases or casings.
	28	Games and playthings, not included in any other classes; toys; computer and video games other than those for use with television receivers only.
	38	Communications by computer terminals; computer aided transmission of messages and images; electronic mail; rental of message sending apparatus; none of the aforesaid services relating to electronic broking of financial instruments.
42

ELBO-57/GB	ELECTRONICS BOUTIQUE		10/6/1995	2041846	9/19/1997	2041846	REGISTERED	09

	CLASS	DESCRIPTION
	09	Computers; videos; visual display units; keyboards; joysticks; computer software, but none relating to typefaces; computer games; parts and fittings for all the aforementioned goods.

ELBO-59/GB	STOP -N- SAVE		11/2/1995	2043306	1/16/1998	2043306	REGISTERED	09, 16, 25,
	SOFTWARE and Device							28, 38, 39, 42

	CLASS	DESCRIPTION
	09	Apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording disks; data processing equipment and computers; amusement apparatus adapted for use with television receivers only; compact discs; computer keyboards; computer memories; computer peripheral devices; computer hardware; computer programs; computer software; floppy discs; games adapted for use with television receivers only; magnetic data media; magnetic encoders; magnetic tape units for computers; magnetic tapes; microprocessors; monitors; interactive multimedia hardware and software; personal computers; disk drives; printers; modems; video game systems for use with television receivers only; video games software; joysticks.
	16	Printed matter; instructional and teaching materiel (except apparatus); booklets; books; computer programs; magazines; periodicals; printed publications.
	25	Clothing, footwear and headgear.
	28	Games and play things, not included in other classes; toys; computer and video games other than those for use with television receivers only.
	38	Communications by computer terminal; computer aided transmission of messages and images; electronic mail; rental of message sending apparatus.
	39	Transportation and storage services relating to computer hardware, computer software, computer peripherals, video games systems and video games software.
	42	Computer programming; consultancy in the field of computer hardware; leasing access to a computer database; computer rental; updating computer software; computer software design; computer software rental.

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
ELBO-60/GB	THE ELECTRONICS BOUTIQUE ELECTRONICS BOUTIQUE		10/10/1995	2040725	8/1/1997	2040725	REGISTERED	09, 16, 28, 38, 42

	CLASS	DESCRIPTION
	09	Apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording disks; data processing equipment and computers; amusement apparatus adapted for use with television receivers only; compact discs; computer keyboards; computer memories; computer peripheral devices; computer hardware; computer programs; computer software; floppy discs; games adapted for use with television receivers only; magnetic data media; magnetic encoders; magnetic tape units for computers; magnetic tapes; microprocessors; monitors; interactive multimedia hardware and software; personal computers; disk drives; printers; modems; video game systems for use with television receivers only; video game software; joysticks; but not including computer software relating to typefaces.
	16	Printed matter; instructional and teaching material (except apparatus); booklets; books; computer programs; magazines; periodicals; printed publications.
	28	Games and playthings, not included in any other classes; toys; computer and video games other than those for use with television receivers only.
	38	Communications by computer terminals; computer aided transmission of messages and images; electronic mail; rental of message sending apparatus.
	42	Computer programming; consultancy in the field of computer hardware; leasing access to a computer database; computer rental; updating computer software; computer software design; computer software rental.

UNITED STATES

ELBO-US39	BABBAGE’S		1/7/1985	73/516,423	6/25/1985	1,345,315	REGISTERED	42

	CLASS	DESCRIPTION
	42	Retail store services in the field of home computers, computer software, video games end cartridges

ELBO-US112	BUCK		9/2/2009	77/818,890	6/5/2012	4,154,460	REGISTERED	035, 041

	CLASS	DESCRIPTION
	035	Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of new and used computer, video and electronic games, videos, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award and discount program
	041	Providing a web site containing entertainment information, namely, providing information about new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards games, game cards, books and magazines featuring computer games, strategy guides for computer games, computer game hardware, computer game accessories, toys and action figures; Entertainment services, namely, conducting contests and sweepstakes and conducting contests and sweepstakes over a global computer network

ELBO-US19	EB ELECTRONICS BOUTIQUE (Stylized)		8/3/1994	74/557,001	8/8/1995	1,910,639	REGISTERED	042

	CLASS	DESCRIPTION
	042	retail store services of electric products, namely interactive multimedia hardware and software, computers, personal computers, computer software, disk drives, printers, modems, computer books, computer magazines, video game systems, video game software, joy sticks, covers, printer ribbons, blank floppy disks, and batteries

ELBO-US20	EB ELECTRONICS BOUTIQUE (Stylized)		8/3/1994	74/556,981	8/8/1995	1,910,638	REGISTERED	042

	CLASS	DESCRIPTION
	042	retail store services of electric products, namely interactive multimedia hardware and software, computers, personal computers, computer software, disk drives, printers, modems, computer books, computer magazines, video game systems, video game software, joy sticks, covers, printer ribbons, blank floppy disks, and batteries

ELBO-US12	EB GAMES (Stylized)		11/29/2002	76/474,303	8/1/2006	3,123,954	REGISTERED	035

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
	CLASS	DESCRIPTION
	035	Mail order, online and retail store services featuring children’s toys and books, children’s video tapes, CD’s and audio tapes, interactive toys, puzzles and board games, plush toys, computer hardware, software and peripherals, computer-related furniture, video game hardware, software and accessories, electronic board games, hand-held entertainment hardware and software, consumer-related disc hardware and software, consumer electronics, and related accessories, books and magazines

ELBO-US13	EB GAMES in plain block letters		3/19/2002	76/385,446	7/11/2006	3,114,551	REGISTERED	035

	CLASS	DESCRIPTION
	035	mail order, online and retail store services featuring children’s toys and books, children’s video tapes, CD’s and audio tapes, interactive toys, puzzles and board games, plush toys, computer hardware, software and peripherals, computer-related furniture, video game hardware, software and accessories, electronic board games, hand-held entertainment hardware and software, consumer-related disc hardware and software, consumer electronics, and related accessories, books and magazines

ELBO-US21	EB in plain block letters		8/3/1994	74/556,983	7/18/1995	1,906,173	REGISTERED	042

	CLASS	DESCRIPTION
	042	retail store services of electric products, namely interactive multimedia hardware and software, computers, personal computers, computer software, disk drives, printers, modems, computer books, computer magazines, video game systems, video game software, joy sticks, covers, printer ribbons, blank floppy disks, and batteries

ELBO-US24	EBX		8/3/1994	74/556,841	8/1/1995	1,909,051	REGISTERED	042

	CLASS	DESCRIPTION
	042	retail store services of electric products, namely interactive multimedia hardware and software, computers, personal computers, computer software, disk drives, printers, modems, computer books, computer magazines, video game systems, video game software, joy sticks, covers, printer ribbons, blank floppy disks, and batteries

ELBO-US114	GAMESTOP POWERUP REWARDS		2/1/2010	77/925,057	3/1/2011	3,926,819	REGISTERED	035

	CLASS	DESCRIPTION
	035	Promoting the sale of goods of others through the administration of a customer incentive award and discount program featuring discounts on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures

ELBO-115	GAMESTOP POWERUP REWARDS PRO		2/1/2010	77/925,060	3/1/2011	3,926,820	REGISTERED	035

	CLASS	DESCRIPTION
	035	Promoting the sale of goods of others through the administration of a customer incentive award and discount program featuring discounts on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures

ELBO-US111	INDIE GAME CHALLENGE and Design		7/16/2009	77/782,472	3/9/2010	3,757,188	REGISTERED	041

	CLASS	DESCRIPTION
	041	Providing online video and computer game contests, competitions and tournaments; providing a web site featuring on-line video and computer games

ELBO-117/US	POWERUP REWARDSXP		2/7/2013	85/843,536	1/21/2014	4,472,424	REGISTERED	35

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
	CLASS	DESCRIPTION
	35	Promoting the sale of goods of others through the administration of a customer incentive award and discount program featuring discounts on new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; Retail store services and online retail store services provided via a global computer network featuring new and used computer, video and electronic games, video game consoles, hand-held video game players, digital media players and recorders, videos, DVDs, movies, role-playing cards, game cards, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures

ELBO-US113	RECHARGED		10/29/2009	77/860,050	1/18/2011	3,909,058	REGISTERED	009, 028, 035

	CLASS	DESCRIPTION
	035	Retail stores and online retail store services featuring used, repaired, recycled and refurbished video game consoles, hand-held gaming units, portable gaming units and accessories therefor
	009	computer, video and electronic game hardware, namely used, repaired, recycled and refurbished computer and video game consoles for use with an external display screen or monitor; hand-held gaming units for playing electronic games for use with an external display screen or monitor; portable gaming units, namely, portable computer game consoles for use with an external display screen or monitor; portable handheld units for playing electronic games for use with external display screen or monitor; and accessories therefore, namely, computer programs for video and computer games, handheld joy stick units for playing video games
	028	hand-held units for playing video games other than those adapted for use with an external screen or monitor

ELBO-114/US	RECHARGED (Stylized) and Design		11/16/2009	77/873,113	3/15/2011	3,932,114	REGISTERED	009, 028, 035

	CLASS	DESCRIPTION
	035	retail stores and online retail store services featuring used, repaired, recycled and refurbished video game consoles, hand-held gaming units, portable gaming units and accessories therefor
	009	computer, video and electronic game hardware, namely used, repaired, recycled and refurbished computer and video game consoles for use with an external display screen or monitor; hand-held gaming units for playing electronic games for use with an external display screen or monitor; portable gaming units, namely, portable computer game consoles for use with an external display screen or monitor; portable handheld units for playing electronic games for use with external display screen or monitor; and accessories therefore, namely, computer programs for video and computer games, handheld joy stick units for playing video games
	028	hand-held units for playing video games other than those adapted for use with an external screen or monitor

ELBO-US44	RHINO Design		1/5/2005	78/542,569	8/1/2006	3,122,825	REGISTERED	35

	CLASS	DESCRIPTION
	35	RETAIL STORE, ONLINE RETAIL STORE AND ELECTRONIC CATALOGUE SERVICES FEATURING AUDIO-VIDEO RECORDINGS OF FILMS, RETAIL STORE, ONLINE RETAIL STORE AND ELECTRONIC CATALOGUE SERVICES FEATURING AUDIO-VIDEO RECORDINGS OF FILMS, MOVIES, PRE-RECORDED VIDEO CASSETTES, DIGITAL VERSATILE DISCS OR DVDS, ELECTRONIC AND COMPUTERIZED VIDEO GAMES AND ASSOCIATED ELECTRONIC EQUIPMENT AND ACCESSORIES, GAME BOOKS, MAGAZINES, TOYS, FOODSTUFFS, CLOTHING FEATURING T-SHIRTS AND HEADGEAR, COMPUTER SOFTWARE AND HARDWARE, AND RELATED HOME ENTERTAINMENT PRODUCTS AND EQUIPMENT; RETAIL STORE SERVICES FEATURING MOVIES, FILMS, MOTION PICTURES PRE-RECORDED VIDEO CASSETTES, DIGITAL VIDEO DISCS OR DVDS, AND ELECTRONIC AND COMPUTERIZED VIDEO GAME TRADING

ELBO-US45	RHINO VIDEO GAMES (Stylized)				9/4/2001	2,485,098	REGISTERED	35

	CLASS	DESCRIPTION
	35	Retail store services and on-line retail store services via a global computer network featuring new and used electronic, computer and video games, and game system

REFERENCE #	MARK		FILED	APP #	REG DT	REG #	STATUS	CLASSES
ELBO-US33	Stylized BUNNY Device in Black/White/Pink		3/24/2009	77/697,496	12/22/2009	3,729,939	REGISTERED	035

	CLASS	DESCRIPTION
	035	retail store services and online retail store services provided via a global computer network featuring computer, video and electronic games, electronic board games, hand-held electronic entertainment hardware and software, CDs, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures; promoting the sale of computer, video and electronic games, electronic board games, hand-held electronic entertainment hardware and software, CDs, DVDs, movies, books, magazines, strategy guides, computer hardware, computer accessories, toys and action figures through the administration of a customer incentive award program

ELBO-US28	THE ELECTRONICS BOUTIQUE (Stylized)		3/11/1985	73/526,120	1/13/1987	1,425,236	REGISTERED	035

	CLASS	DESCRIPTION
	035	RETAIL STORE SERVICES OF ELECTRIC PRODUCTS, NAMELY: (( COMPUTERS, PERSONAL COMPUTERS, )) COMPUTER SOFTWARE, DISC DRIVES, (( PRINTERS, MONITORS,)) MODEMS, COMPUTER BOOKS, COMPUTER MAGAZINES, VIDEO SOFTWARE, JOY STICKS, COVERS, PRINTER RIBBONS, BLANK FLOPPY DISCS, WATCHES, RADIOS, (( TAPE RECORDERS, TELEVISION SETS, COMBINATION TELEVISION SETS AND RADIOS, CHILDREN’S RADIOS,)) CALCULATORS, (( CLOCKS, )) AND BATTERIES

			END OF REPORT			TOTAL ITEMS SELECTED =		75

PROJECT KANGAROO	PRIVILEGED/CONFIDENTIAL

TRADEMARK SCHEDULE

TRADEMARK	COUNTRY	FILE DATE	APP. NO.	REG. DATE	REG. NO.	STATUS	Term/Renewals
KONGREGATE	ALBANIA	6/8/2007	983,020	6/8/2007	983,020	REGISTERED	To be renewed upon renewal of International Registration with WIPO (“WIPO Renewal”)
KONGREGATE	ANTIGUA & BARBUDA	6/8/2007	983,020	6/8/2007	983,020	REGISTERED	WIPO Renewal
KONGREGATE	ARMENIA	6/8/2007	983,020	11/16/2009	983,020	REGISTERED	WIPO Renewal
KONGREGATE	AUSTRALIA	6/8/2007	983,020	6/8/2007	1,275,523	REGISTERED	WIPO Renewal
KONGREGATE	AZERBAIJAN	6/8/2007	983,020	6/8/2007	983,020	REGISTERED	WIPO Renewal
KONGREGATE	BELARUS	6/8/2007	983,020	6/8/2007	983,020	REGISTERED	WIPO Renewal
KONGREGATE	BHUTAN	6/8/2007	983,020	6/8/2007	983,020	REGISTERED	WIPO Renewal
KONGREGATE	BOTSWANA	6/8/2007	983,020	6/8/2007	983,020	REGISTERED	WIPO Renewal
KONGREGATE	CANADA	6/8/2007	1,350,833	5/10/2010	766,245	REGISTERED	5/10/2025 - Renewal due
KONGREGATE	CHINA	6/8/2008	983,020	6/8/2008	983,020	REGISTERED	WIPO Renewal
KONGREGATE	CROATIA	6/8/2007	983,020	6/8/2007	983,020	REGISTERED	WIPO Renewal
KONGREGATE	CUBA	6/8/2007	983,020	6/8/2007	983,020	REGISTERED	WIPO Renewal
KONGREGATE	EUROPEAN UNION (CTM)	6/8/2007	983020	6/8/2007	983,020	REGISTERED	WIPO Renewal
KONGREGATE	FEDERATION OF RUSSIA	6/8/2007	983,020	10/6/2009	983,020	REGISTERED	WIPO Renewal
KONGREGATE	GEORGIA	6/8/2007	983,020	11/27/2009	983,020	REGISTERED	WIPO Renewal
KONGREGATE	ICELAND	6/8/2007	983,020	6/8/2007	983,020	REGISTERED	WIPO Renewal
KONGREGATE	IRAN	6/8/2007	983,020	6/8/2007	983,020	REGISTERED	WIPO Renewal
KONGREGATE	JAPAN	6/8/2007	983,020	6/8/2007	983,020	REGISTERED	Second Installment of Fees due - payment in process
KONGREGATE	KENYA	6/8/2007	983,020	6/8/2007	983,020	REGISTERED	WIPO Renewal
KONGREGATE	LESOTHO	6/8/2007	983,020	6/8/2007	983,020	REGISTERED	WIPO Renewal
KONGREGATE	LIECHTENSTEIN	6/8/2007	983,020	6/8/2007	983,020	REGISTERED	WIPO Renewal
KONGREGATE	MACEDONIA	6/8/2007	983,020	6/8/2007	983,020	REGISTERED	WIPO Renewal
KONGREGATE	MOLDOVA	6/8/2007	983,020	6/8/2007	983,020	REGISTERED	WIPO Renewal
KONGREGATE	MONACO	6/8/2007	983,020	6/8/2007	983,020	REGISTERED	WIPO Renewal
KONGREGATE	MONGOLIA	6/8/2007	983,020	6/8/2007	983,020	REGISTERED	WIPO Renewal
KONGREGATE	MONTENEGRO	6/8/2007	983,020	6/8/2007	983,020	REGISTERED	WIPO Renewal
KONGREGATE	MOROCCO	6/8/2007	983,020	6/8/2007	983,020	REGISTERED	WIPO Renewal
KONGREGATE	MOZAMBIQUE	6/8/2007	983,020	6/8/2007	983,020	REGISTERED	6/8/2012 - Affidavit of Use due
KONGREGATE	NAMIBIA (S.W. AFRICA)	6/8/2007	983,020	6/8/2007	983,020	REGISTERED	WIPO Renewal
KONGREGATE	NETHERLANDS ANTILLES	6/8/2007	983,020	6/8/2007	983,020	REGISTERED	WIPO Renewal

Confidential - Project Kangaroo - Accessed by Michael Nichols on 31-Dec-2010 3:47:24 PM EST

KONGREGATE	NORTH KOREA	6/8/2007	983,020	6/8/2007	983,020	REGISTERED	WIPO Renewal
KONGREGATE	NORWAY	6/8/2007	983,020	7/10/2009	983,020	REGISTERED	WIPO Renewal
KONGREGATE	SERBIA	6/8/2007	983,020	6/8/2007	983,020	REGISTERED	WIPO Renewal
KONGREGATE	SIERRA LEONE	6/8/2007	983,020	6/8/2007	983,020	REGISTERED	WIPO Renewal
KONGREGATE	SINGAPORE	6/8/2007	983,020	6/8/2007	983,020	REGISTERED	WIPO Renewal
KONGREGATE	SOUTH KOREA	6/8/2007	983,020	4/7/2010	983,020	REGISTERED	WIPO Renewal
KONGREGATE	SWAZILAND	6/8/2007	983,020	6/8/2007	983,020	REGISTERED	WIPO Renewal
KONGREGATE	SWITZERLAND	6/8/2007	983,020	6/8/2007	983,020	REGISTERED	WIPO Renewal
KONGREGATE	SYRIA	6/8/2007	983,020	6/8/2007	983,020	REGISTERED	WIPO Renewal
KONGREGATE	TURKEY	6/8/2007	983,020	6/8/2007	983,020	REGISTERED	WIPO Renewal
KONGREGATE	UKRAINE	6/8/2007	983,020	6/8/2007	983,020	REGISTERED	WIPO Renewal
KONGREGATE	UNITED STATES	12/8/2006	77/060,146			ABANDONED	Class 42-remaining from original application, post divisional filing. Client instructed to allow application to abandon by not filing a Statement of Use
KONGREGATE	UNITED STATES	12/8/2006	77/976,662	4/7/2009	3,604,238	REGISTERED	4/7/2014-2015-Filing period for Declaration Under Sections 8 & 15
KONGREGATE	VIETNAM	6/8/2007	983,020	6/8/2007	983,020	REGISTERED	WIPO Renewal
KONGREGATE	WIPO			6/8/2007	983,020	REGISTERED	6/8/2012 Dependency Period Ends; 6/8/2017 Renewal due
KONGREGATE	ZAMBIA	6/8/2007	983,020	6/8/2007	983,020	REGISTERED	WIPO Renewal

TRADEMARK OWNERSHIP SEARCH: Simply Mac, Inc.

	Serial Number	Reg. Number	Word Mark	Check Status	Live/Dead	Page
1	77677122	3679467	S FACTOR	TARR	LIVE	1
2	77677145	3691829	SIMPLY ANSWERS	TARR	LIVE	2
3	85102417		NUBS	TARR	DEAD	3
4	85183429	4095384	JUICEBOX	TARR	DEAD	4

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S FACTOR

Word Mark	S FACTOR

Goods and Services	IC 035. US 100 101 102. G & S: RETAIL STORE SERVICES FEATURING COMPUTERS, PRINTERS, HEADPHONES, PERSONAL DATA ASSISTANTS (PDAS), COMPACT MUSIC DEVICES, SOFTWARE, MEMORY CARDS, AND OTHER COMPUTER ACCESSORES. FIRST USE: 20071015. FIRST USE IN COMMERCE: 20071015

Standard Characters Claimed

Mark Drawing Code	(4) STANDARD CHARACTER MARK

Trademark Search Facility Classification Code	LETS-1 S A single letter, multiples of a single letter or in combination with a design

Serial Number	77677122

Filing Date	February 24, 2009

Current Basis	1A

Original Filing Basis	1A

Published for Opposition	June 23, 2009

Registration Number	3679467

Registration Date	September 8, 2009

Owner	(REGISTRANT) Simply Mac, Inc. CORPORATION UTAH 3939 South Wasatch Drive Salt Lake City UTAH 84121

Attorney of Record	L. Grant Foster

Type of Mark	SERVICE MARK

Register	PRINCIPAL

Live/Dead Indicator	LIVE

1

SIMPLY ANSWERS

Word Mark	SIMPLY ANSWERS

Goods and Services	IC 041. US 100 101 107. G & S: TRAINING SERVICES FOR COMPUTERS, COMPUTER ACCESSORIES, AND SOFTWARE. FIRST USE: 20071015. FIRST USE IN COMMERCE: 20071015

Standard Characters Claimed

Mark Drawing Code	(4) STANDARD CHARACTER MARK

Serial Number	77677145

Filing Date	February 24, 2009

Current Basis	1A

Original Filing Basis	1A

Published for Opposition	July 21, 2009

Registration Number	3691829

Registration Date	October 6, 2009

Owner	(REGISTRANT) Simply Mac, Inc. CORPORATION UTAH 3939 South Wasatch Drive Salt Lake City UTAH 84121

Attorney of Record	L. Grant Foster

Type of Mark	SERVICE MARK

Register	PRINCIPAL

Live/Dead Indicator	LIVE

2

Nubs

Word Mark	NUBS

Goods and Services	(ABANDONED) IC 009. US 021 023 026 036 038. G & S: Earphones and headphones. FIRST USE: 20100701. FIRST USE IN COMMERCE: 20100802

Standard Characters Claimed

Mark Drawing Code	(4) STANDARD CHARACTER MARK

Serial Number	85102417

Filing Date	August 6, 2010

Current Basis	1A

Original Filing Basis	1A

Owner	(APPLICANT) Simply Mac, Inc. CORPORATION UTAH 3939 South Wasatch STE 1 Salt Lake City UTAH 84124

Attorney of Record	Eric Westerberg

Type of Mark	TRADEMARK

Register	PRINCIPAL

Live/Dead Indicator	DEAD

Abandonment Date	May 23, 2011

3

juicebox

Word Mark	JUICEBOX

Goods and Services	(CANCELLED) IC 009. US 021 023 026 036 038. G & S: Battery and battery charger for use with portable electronic devices, namely, music players, video players, smartphones, tablet computers, and notebook computers. FIRST USE: 20100924. FIRST USE IN COMMERCE: 20100924

Standard Characters Claimed

Mark Drawing Code	(4) STANDARD CHARACTER MARK

Serial Number	85183429

Filing Date	November 23, 2010

Current Basis	1A

Original Filing Basis	1A

Published for Opposition	June 21, 2011

Registration Number	4095384

Registration Date	February 7, 2012

Owner	(REGISTRANT) Simply Mac, Inc. CORPORATION UTAH 2558 Wilmington Ave 3939 S Wasatch Dr., suite 1 Salt Lake City UTAH 84124

Attorney of Record	Eric Westerberg

Type of Mark	TRADEMARK

Register	PRINCIPAL

Live/Dead Indicator	DEAD

Cancellation Date	November 19, 2013

4